SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

BIO-RAD LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIO-RAD LABORATORIES, INC.

1000 Alfred Nobel Drive

Hercules, California 94547

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

BIO-RAD LABORATORIES, INC.

TO BE HELD APRIL 26, 2005

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

The annual meeting of the stockholders of Bio-Rad Laboratories, Inc., a Delaware corporation (“Bio-Rad” or the “Company”), will be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 26, 2005 at 4:00 p.m., Pacific Daylight Time, to consider and vote on:

(1)	The election of two directors of the Company by the holders of outstanding Class A Common Stock and five directors of the Company by the holders of outstanding Class B Common Stock;

(2)	A proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005;

(3)	A proposal to amend the Amended and Restated 1988 Employee Stock Purchase Plan to increase the number of shares authorized for sale thereunder by 500,000; and

(4)	Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on February 25, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. Our stock transfer books will not be closed.

All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed proxy in the provided postage-paid envelope. Since a majority of the outstanding shares of each class of our common stock must be present or represented at the annual meeting to elect directors and conduct the other business matters referred to above, your promptness in returning the enclosed proxy will be greatly appreciated. Your proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your proxy.

All stockholders who attend the annual meeting are invited to join us for a reception immediately following the meeting.

By order of the Board of Directors
BIO-RAD LABORATORIES, INC.

SANFORD S. WADLER, Secretary

Hercules, California

April 1, 2005

BIO-RAD LABORATORIES, INC.

1000 Alfred Nobel Drive

Hercules, California 94547

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 26, 2005

Information Regarding Proxies

Our Board of Directors is soliciting the enclosed proxy in connection with our annual meeting of stockholders to be held at our corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 26, 2005 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof. Copies of this proxy statement and the accompanying notice and proxy card are first being mailed on or about April 1, 2005 to all stockholders entitled to vote.

We will pay the cost of this proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. These directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith. We may retain Georgeson Shareholder Services, a proxy solicitation firm, to solicit proxies in connection with our annual meeting, at an estimated cost of $6,000.00.

Shares for which a properly executed proxy in the enclosed form is returned will be voted at our annual meeting in accordance with the directions on such proxy. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s), and to approve those other matters that may properly come before the annual meeting at the discretion of the person named in the proxy. Any proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with our Secretary a written revocation or duly executed proxy bearing a later date or by attending the meeting in person and announcing such revocation. Attendance at the annual meeting will not, by itself, constitute revocation of a proxy.

Voting Securities

Our securities entitled to vote at the meeting consist of shares of our Class A Common Stock and Class B Common Stock, both $0.0001 par value (collectively, “Common Stock”). 21,046,529 shares of Class A Common Stock and 4,914,308 shares of Class B Common Stock were issued and outstanding at the close of business on February 25, 2005. Only stockholders of record at the close of business on February 25, 2005 will be entitled to notice of and to vote at the meeting. The presence, in person or by proxy, of the holders of a majority of our Voting Power will constitute a quorum for the transaction of business; provided, however, that the election of the Class A and Class B directors shall require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of each respective class, and the amendment of our certificate of incorporation to increase the authorized number of shares of capital stock shall require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of our Voting Power. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors and any other matter requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of outstanding shares of Class A Common Stock and the number of outstanding shares of Class B Common Stock constitutes our “Voting Power.”

The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other five directors. The stockholders do not have any right to vote cumulatively in any election of directors. Under Delaware law, directors elected by each class shall be elected by a plurality of the votes in the respective class.

On all other matters submitted to a vote at the annual meeting (except matters requiring the vote of one or both classes voting separately), the affirmative vote of the holders of a majority of our Voting Power present in person or represented by proxy is necessary for approval. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this proxy statement. If, however, any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

Under our Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) with respect to the directors to be elected by each class of Common Stock, the director nominees receiving the highest number of votes, up to the number of directors to be elected by that class, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

There is no statutory or contractual right of appraisal or similar remedy available to those stockholders who dissent from any matter to be acted upon.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table presents certain information as of February 25, 2005 (except as noted below), with respect to our Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to us to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each of our directors, (iii) certain of our executive officers named in the “Summary Compensation Table” of this proxy statement and (iv) all of our directors and executive officers as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

	Class A Common Stock(1)		Class B Common Stock
Name and, with Respect to Owner of 5% or More, Address	Number of Shares and Nature of Ownership(2)	Percent of Class	Number of Shares and Nature of Ownership(2)	Percent of Class
Blue Raven Partners, L.P.(3) 1000 Alfred Nobel Drive Hercules, CA 94547	—	0.0%	4,060,054	82.6%
Private Capital Management, Inc.(4) 8889 Pelican Bay Boulevard Suite 500 Naples, FL 34108	1,957,033	9.3%	—	0.0%
Nordea 1, SICAV(5) 672, rue de Neudorf Findel P.O. Box 782 L-2017, Luxembourg	1,111,300	5.3%	—	0.0%
David and Alice N. Schwartz(6)(7)(10) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	3,208,383	15.2%	4,601,295	88.0%
Norman Schwartz(6)(8)(9)(10) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	211,454	1.0%	4,159,191	83.6%
Steven Schwartz(6)(8)(11) Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547	165,077	0.8%	4,072,314	82.9%
James J. Bennett(10)	60,566	0.3%	47,454	1.0%
John Goetz(10)	57,968	0.3%	—	0.0%
Albert J. Hillman	8,908	0.0%	8,234	0.2%
Ruediger Naumann-Etienne	3,000	0.0%	—	0.0%
Philip L. Padou	—	0.0%	—	0.0%
Sanford S. Wadler(10)	62,325	0.3%	—	0.0%
Christine A. Tsingos(10)	5,211	0.0%	—	0.0%
All directors and executive officers as a group(10)(12 persons)	3,656,649	17.3%	4,756,120	89.9%

(1)

Excludes Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven

Partners. L.P., 15.6%; Private Capital Management, Inc. 7.5%; Nordea I, SICAV 4.3%, David and Alice N. Schwartz 29.7%; Norman Schwartz 16.8%; Steven Schwartz 16.3%; James J. Bennett 0.4%; John Goetz 0.2%; Albert J. Hillman 0.1%; Ruediger Naumann-Etienne 0.0%; Philip L. Padou 0.0%; Sanford S. Wadler 0.2%; Christine A. Tsingos 0.0%; and all directors and executive officers as a group 31.8%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

(2)	Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

(3)	David Schwartz, Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership (the “Partnership”), and, as such, share voting and dispositive power over the Class B Common Stock held by the Partnership.

(4)	Based solely on an amended Schedule 13G filed on February 14, 2005 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act. Includes 1,111,300 shares owned by Nordea 1, SICAV.

(5)	Based solely on an amended Schedule 13G filed on February 14, 2005 with the Securities and Exchange Commission pursuant to Rule 13d-1(b) of the Exchange Act. All of these shares are included in the number of shares held by Private Capital Management, Inc.

(6)	Includes 4,060,054 shares of Class B Common Stock held by the Partnership.

(7)	David and Alice N. Schwartz each have a one-half community property interest in these shares. Also includes 11,437 shares of Class A Common Stock held by the David and Alice N. Schwartz Charitable Remainder Unitrust of which Dave and Alice N. Schwartz are the sole trustees. Also includes 41,176 shares of Class B Common Stock held by DANSA Partners Limited, a California limited partnership, of which David and Alice N. Schwartz are general partners.

(8)	Norman Schwartz and Steven Schwartz are sons of David and Alice N. Schwartz.

(9)	Includes 10,310 shares owned by Norman Schwartz’s wife, as to which Norman Schwartz disclaims any beneficial ownership.

(10)	Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of February 25, 2005, under the Company’s employee stock purchase plan and stock option agreements, as follows: David Schwartz, 311,623 Class B shares; Norman Schwartz, 61,977 Class B shares; James J. Bennett, 3,000 Class A shares; John Goetz, 43,201 Class A shares; Sanford S. Wadler, 36,591 Class A shares; Christine A. Tsingos, 4,936 Class A shares, and all directors and officers as a group, 122,395 Class A shares and 373,600 Class B shares.

(11)	Includes 10,310 shares owned by Steven Schwartz’s wife, as to which Steven Schwartz disclaims any beneficial ownership.

I. ELECTION OF DIRECTORS

Our Board of Directors currently has seven members. The seven persons nominated are listed in the following table as the candidates nominated for the respective classes of Common Stock indicated. All are currently our directors with terms expiring as of the date of the annual meeting of stockholders or on election and qualification of their successors. David Schwartz and Alice N. Schwartz are husband and wife; Norman Schwartz is their son. No other family relationships exist among our current and nominated directors or executive officers. As husband and wife, David and Alice N. Schwartz share equally in all remuneration and other benefits accorded to either of them by us.

The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. The persons named in the proxy intend to vote the shares subject to such proxy for the election as directors of the persons listed in the following table. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed proxy will, in their discretion, vote the shares subject to such proxy for another person selected by them for director.

Name	Class of Common Stock to Elect	Age	Present Principal Employment and Prior Business Experience	Director Since
James J. Bennett	Class B	76	Retired in 2002 as our Chief Operating Officer, in which capacity he served since 1993, and our Executive Vice President, in which capacity he served since 1996; our Vice President and Group Manager, Clinical Diagnostics from 1985 to 1993; our Vice President and Chief Operating Officer from 1977 to 1985.	1977

Albert J. Hillman	Class A	73	Of Counsel to the law firm of Townsend and Townsend and Crew since 1995 and partner in the firm from 1965 to 1995, which firm serves as our patent counsel.	1980

Ruediger Naumann-Etienne	Class B	58	Owner and Managing Director of Intertec Group since 1989; Chairman of Quinton Cardiology Systems since 2000 and Chief Executive Officer of Quinton Cardiology Systems from 2000 to 2003; Director of Varian Medical Systems since 2003; Chairman of OEC Medical Systems from 1993 to 1999, and Chief Executive Officer of OEC Medical Systems from 1995 to 1997; President and Chief Operating Officer of Diasonics from 1987 to 1990.	2001

Philip L. Padou	Class A	70	Retired since 1991; Vice President and Chief Financial Officer of Ozier Perry and Associates (a risk assessment software and consulting company) from 1987 to 1991.	1980

Alice N. Schwartz	Class B	78	Retired since 1979; Research Associate, University of California, from 1972 to 1978.	1967

Name	Class of Common Stock to Elect	Age	Present Principal Employment and Prior Business Experience	Director Since
David Schwartz	Class B	81	Chairman of the Board since 1957. Previously our President and Chief Executive Officer from 1957 through 2002.	1957

Norman Schwartz	Class B	55	Our President and Chief Executive Officer since January 1, 2003; our Vice President from 1989 to 2002; our Group Manager, Life Science, from 1997 to 2002; and our Group Manager, Clinical Diagnostics, from 1993 to 1997.	1995

In January 1997, we entered into a non-competition and employment continuation agreement with James J. Bennett pursuant to which our management has agreed to nominate him as director for a period of three years following his resignation from his position as Executive Vice President and Chief Operating Officer, which resignation became effective on January 1, 2003. See “Compensation of Directors.”

In addition to David Schwartz and Norman Schwartz, the following persons were our executive officers during all or part of 2004: Bradford J. Crutchfield, John Goetz, Giovanni Magni, Ronald W. Hutton, Christine A. Tsingos and Sanford S. Wadler. Bradford J. Crutchfield (age 42) was appointed Vice President and Group Manager of the Life Science Group in 2003. Previously, he held various positions within Bio-Rad since joining us in 1985, including Managing Director, Bio-Rad Microscience, and Manager of our BioMaterials Division. John Goetz (age 55) was appointed Vice President and Group Manager of the Clinical Diagnostics Group in 2000. Previously, he held various positions within Bio-Rad since joining us in 1974 including Plant Engineer, Manufacturing Manager, Division Manager of QSD and Operations Manager of the Diagnostics Group. Giovanni Magni (48) was appointed Vice President and International Sales Manager in 2004. Previously, he held various positions within Bio-Rad since joining us in 1995, including Diagnostic Division Manager, Bio-Rad Southern Europe and Diagnostics Group Operation Manager, Bio-Rad France. Ronald W. Hutton (age 47) has been our Treasurer since 1997. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997. Christine A. Tsingos (age 46) was appointed our Chief Financial Officer in 2002 and Vice President in 2003. Previously, she was the Chief Operating Officer and Chief Financial Officer at Attest Systems, Inc., a provider of information technology asset discovery and management tools, from August 2002 to November 2002. Prior to that, Ms. Tsingos was a consultant to Attest Systems, Inc. from October 2000 to July 2002. She was the Chief Financial Officer at Tavolo, Inc., an online retailer of gourmet cookware and food, from November 1999 to September 2000, and she was Treasurer, and later Vice President and Treasurer, of Autodesk, Inc., a developer of design software, from May 1990 to November 1999. Sanford S. Wadler (age 58) has been our General Counsel and Secretary since 1989 and was appointed Vice President in 1996. Our executive officers also serve in various management capacities with our wholly owned subsidiaries.

The Board of Directors recommends that you vote FOR the above-named director nominees for the class or classes of Common Stock that you hold.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has an Audit Committee and a Compensation Committee. Our Board of Directors has no nominating committee or other committees performing similar functions. During 2004, our Board of Directors held a total of twelve meetings (including regularly scheduled and special meetings) and no director attended fewer than 75% of such meetings or meetings of any committee on which such director served.

Audit Committee

Our Audit Committee is composed of Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou. All three Audit Committee members are “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 121A of the American Stock Exchange Company Guide, and each is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The purpose of our Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor we engage, including resolution of any disagreements between our management and the independent auditor regarding financial reporting, and is responsible for reviewing and evaluating our accounting policies and system of internal accounting controls. In addition, our Audit Committee reviews the scope of our independent auditor’s audit of our financial statements, reviews and discusses our audited financial statements with management, prepares the annual Audit Committee reports that are included in our proxy statements and annually reviews the Audit Committee’s performance and the Audit Committee Charter, among other responsibilities. Our Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, any independent counsel, experts or advisors that the Audit Committee believes to be necessary or appropriate in order to enable it to carry out its duties. Our Audit Committee met five times in the year 2004. A more complete discussion is provided in the “Report of the Audit Committee of the Board of Directors” of this proxy statement.

Compensation Committee

Our Compensation Committee, consisting of two non-employee directors, Albert J. Hillman and Philip L. Padou, met four times in 2004. Our Compensation Committee reviews and approves our executive compensation policies. A more complete discussion is provided in the “Report of the Compensation Committee of the Board of Directors” of this proxy statement.

Nominating Committee Functions

Our Board of Directors does not have a standing nominating committee or a committee performing similar functions. Our Board of Directors believes that it is appropriate for us not to have a standing nominating committee because we are controlled by the Schwartz family. Each member of our Board of Directors participates in the consideration of director nominees. Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou are all “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 121A of the American Stock Exchange Company Guide; James J. Bennett, David Schwartz, Alice N. Schwartz and Norman Schwartz are not. However, because we are controlled by the Schwartz family, we are a “controlled company” for purposes of the American Stock Exchange listing standards, and thus we are not required to have a standing nominating committee comprised solely of independent directors.

Our Board of Directors has not adopted a charter governing the director nomination process. However, it is the policy of our Board of Directors to consider stockholder nominations for candidates for membership on our Board of Directors that are properly submitted as set forth below under the caption “Communications with the Board of Directors.” The stockholder must submit a detailed resume of the candidate together with a written explanation of the reasons why the stockholder believes that the candidate is qualified to serve on our Board of Directors. In addition, the stockholder must include the written consent of the candidate, provide any additional information about the candidate that is required to be included in a proxy statement pursuant to the rules and regulations of the Securities and Exchange Commission, and must also describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to be considered for inclusion in next year’s proxy statement, any such nominations must be properly submitted by December 2, 2005.

The director qualifications our Board of Directors has developed to date focus on what our Board of Directors believes to be those competencies that are essential for effective service on our Board of Directors. These qualifications include technical, operational and/or economic knowledge of our business and industries; experience in operational, financial and/or administrative management; financial and risk management acumen and experience in or familiarity with international business, markets and cultures, technological trends and developments, and corporate securities and tax laws. While a candidate may not possess every one of these qualifications, his or her background should reflect many of these qualifications. In addition, a candidate should possess integrity and commitment according to the highest ethical standards; be consistently available and committed to attending meetings; be able to challenge and share ideas in a positive and constructively critical manner and be responsive to our needs and fit in with other Board members from a business culture perspective.

Our Board of Directors identifies director nominees by first evaluating the current members of our Board of Directors who are willing to continue in service. Current members with qualifications and skills that are consistent with our Board of Directors’ criteria for Board service are re-nominated. As to new candidates, our Board of Directors generally polls its members and members of our management for their recommendations. Our Board of Directors may also review the composition and qualification of the boards of our competitors, and may seek input from industry experts or analysts. Our Board of Directors reviews the qualifications, experience and background of the candidates. In making its determinations, our Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Any recommendations properly submitted by stockholders will be processed and are subject to the same criteria as are any other candidates.

Each of the nominees included on the attached proxy card was recommended for inclusion by all of the other members of our Board of Directors.

Communications with the Board of Directors

Individuals can communicate with our Board of Directors by mailing a written communication to:

Bio-Rad Laboratories, Inc.

1000 Alfred Nobel Drive

Hercules, California 94547

Attention: Corporate Secretary

The Corporate Secretary will promptly forward all such communications to the Chairman of the Board.

Board of Directors’ Policy Regarding Board Members’ Attendance at Annual Meetings

Every member of our Board of Directors is expected to attend our annual meetings of stockholders in person, absent extraordinary circumstances such as a personal emergency. All seven of directors attended last year’s annual meeting of stockholders in person.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In 2004, Townsend and Townsend and Crew, the patent law firm to which Albert J. Hillman is Of Counsel, rendered legal services to us. Our Board of Directors has relied upon our General Counsel to determine that the services of Townsend and Townsend and Crew were provided on terms at least as fair to us as if they had been provided by a non-affiliate. Our General Counsel is responsible for the management of all of our relationships with providers of legal services.

In 2004, Norman Schwartz was a director of each of OEM Systems and Synergistic Detector Designs, which are suppliers of products to Bio-Rad. In 2004, we did approximately $9.5 million and $5.2 million of business with OEM Systems and Synergistic Detector Designs, respectively. Mr. Schwartz resigned as director of Synergistic Detector Designs on March 11, 2005.

COMPENSATION OF DIRECTORS

Pursuant to the policy of our Board of Directors, directors who are not also our employees are paid a fee of $2,000 per month plus $100 for any meetings in excess of 16 per year for serving as directors. Audit Committee members are paid an additional $625 per month.

In January 1997, we entered into a non-competition and employment continuation agreement with James J. Bennett, our then Executive Vice President and Chief Operating Officer. Under the terms of this Agreement, Mr. Bennett agreed not to compete with us for two years after the end of his employment with us. Mr. Bennett resigned as our Executive Vice President and Chief Operating Officer effective January 1, 2003. Pursuant to the terms of this Agreement, our management has agreed to nominate him as director for a period of three years following his resignation. Mr. Bennett is continuing to serve as an employee and perform mutually agreed tasks for six weeks in each twelve-month period for up to five years from his resignation. Mr. Bennett is paid his weekly salary in effect at the time of his resignation for those six weeks, plus his annual Board fees, the total of which is paid in 26 equal installments over each twelve-month period. For mutually agreed assignments extending beyond the six weeks, his compensation will be at his weekly pay rate in effect at the time of his resignation. During this period of continued part-time employment with us, Mr. Bennett is permitted to exercise all vested stock options granted to him prior to his resignation. In addition, if Mr. Bennett retires and ceases part-time employment with us, he is entitled to exercise his stock options for a period of two years after such retirement.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following Summary Compensation Table presents compensation paid or accrued by us for services rendered during 2004, 2003 and 2002 by our CEO and our four other most highly compensated executive officers in 2004 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)					Long-Term Compensation(2)	All Other Compensation(3)
	Year	Salary		Bonus		Shares Underlying Options
Name and Principal Position
David Schwartz Chairman of the Board(4)	2004 2003 2002	$ $ $	504,010 504,010 504,010	$ $ $	184,279 166,248 317,526	10,000 10,000 65,240	$ $ $	15,575 25,800 958,499	(5)
Norman Schwartz President and Chief Executive Officer(6)	2004 2003 2002	$ $ $	477,000 455,000 348,010	$ $ $	174,403 150,082 166,175	64,290 67,783 10,000	$ $ $	10,664 10,414 10,414
John Goetz Vice President and Group Manager	2004 2003 2002	$ $ $	353,634 337,000 320,996	$ $ $	144,106 137,968 189,388	8,000 10,000 10,000	$ $ $	10,588 10,340 10,342
Sanford S. Wadler Vice President, General Counsel and Secretary	2004 2003 2002	$ $ $	345,065 305,505 294,190	$ $ $	112,125 86,815 305,957	6,000 10,000 10,000	$ $ $	11,586 11,387 11,342
Christine A. Tsingos Vice President and Chief Financial Officer	2004 2003 2002	$ $ $	298,027 285,000 21,923	$ $ $	96,838 84,104 50,000	6,000 10,000 0	$ $ $	10,250 1,148 0

(1)	All other annual compensation amounts not included elsewhere in this proxy statement for each of the Named Executive Officers were less than the amounts required for separate reporting and are included in salary. The bonus amounts are payments made in 2003, 2004 and 2005 respectively, for services rendered in the immediately preceding year.

(2)	There have been no restricted stock awards or payouts under long-term incentive plans during the fiscal years reflected on this table.

(3)	Amounts reported for each of the Named Executive Officers include contributions of $10,000 made in 2003 and 2004 ($1,148 with respect to Christine A. Tsingos in 2004) and of $10,250 in 2005 for services rendered in the immediately preceding respective year pursuant to the Employees’ Deferred Profit Sharing Retirement Plan. A more complete discussion is provided in the section titled “Profit Sharing Plan Contributions” of the “Report of the Compensation Committee of the Board of Directors” in this proxy statement. In addition, amounts reported include term life insurance costs paid on behalf of certain Named Executive Officers as follows: David Schwartz, $27,485 in 2002, $15,800 in 2003 and $5,325 in 2004; Norman Schwartz, $414 in 2002, 2003 and 2004; John Goetz, $342 in 2002, $340 in 2003 and $338 in 2004; and Sanford S. Wadler, $1,342 in 2002, $1,387 in 2003 and $1,336 in 2004.

(4)	President, Chief Executive Officer and Chairman of the Board during 2002 and continued as Chairman in 2003 and 2004.

(5)

In addition to a profit sharing plan contribution and payment of term life insurance costs as described in number (3) above, in 2002 David Schwartz and Alice Schwartz received “split dollar” life insurance benefits from us valued at $921,014. We were a party to a “split dollar” life insurance agreement with a trust established by David Schwartz and Alice Schwartz under which the trust was the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice N. Schwartz for which we paid the premiums. The insurance policy was terminated as of December 31, 2003. A more complete discussion is provided in the section titled “Split Dollar Life Insurance” of the “Report of the Compensation Committee of the Board of Directors” in this proxy statement.

(6)	Chief Executive Officer since January 1, 2003 and Vice President and Group Manager during 2002.

OPTION GRANTS IN 2004

The following table presents certain information regarding stock options granted to the Named Executive Officers in 2004.

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation of Option Term(2)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees In 2003
Name				Exercise Price ($/Share)		Expiration Date	Assumed Appreciation of 5%		Assumed Appreciation of 10%
David Schwartz	1,699 8,301	0.55 2.70	% %	$ $	58.85 53.50	02/04/09 02/04/14	$ $	48,075 279,294	$ $	135,776 707,787

Sanford S. Wadler	6,000	1.95%			$53.75	02/04/14		$202,819		$513,982

Norman Schwartz	3,737 60,553	1.22 19.72	% %	$ $	58.85 53.50	02/04/09 02/04/14	$ $	105,742 2,037,358	$ $	298,643 5,163,065

John Goetz	8,000	2.60%			$53.75	02/04/14		$270,425		$685,309

Christine A. Tsingos	6,000	1.95%			$53.75	02/04/14		$202,819		$513,982

(1)	Stock options granted in 2004 in this table are incentive stock options and non-qualified stock options. The exercise prices are equal to at least 100% of the fair market value of the underlying securities at the time such options were granted. All shares subject to the above options are shares of Class A Common Stock with the exception of all of the options granted to David Schwartz and Norman Schwartz, which were for shares of Class B Common Stock. All of these stock options have a term of ten years (except for options to purchase 1,699 and 3,737 shares of Class B Common Stock, which were granted to David Schwartz and Norman Schwartz, respectively, and which have a term of five years) and become exercisable at a rate not greater than 20% per annum commencing one year after the date of grant. In 2004, options to purchase 112,890 shares were granted to all executive officers as a group (including options to purchase 74,290 shares of Class B Common Stock granted to David Schwartz and Norman Schwartz), and options to purchase 194,100 shares were granted to all other employees.

(2)	Potential realizable value is based on an assumption that the stock price of the applicable class of Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price growth.

The following table presents the number of shares for which options were exercised in 2004, as well as the number of exercisable and unexercisable options held by the Named Executive Officers at December 31, 2004.

AGGREGATE OPTION EXERCISES IN 2004 AND

DECEMBER 31, 2004 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-The- Money Options at December 31, 2004(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David Schwartz(2)	9,750	$472,903	370,317	57,459	$16,059,807	$1,283,299

Sanford S. Wadler	18,356	$800,215	31,633	20,711	$1,339,899	$389,688

Norman Schwartz(2)	7,500	$327,000	40,019	127,054	$1,449,627	$1,602,174

John Goetz	5,000	$221,000	38,030	22,150	$1,621,558	$380,794

Christine A. Tsingos	0	$0	2,000	14,000	$43,740	$196,680

(1)	The closing prices of Class A Common Stock and Class B Common Stock on December 31, 2004 were $57.37 and $57.44 per share, respectively.

(2)	David Schwartz and Norman Schwartz held options to purchase shares of Class B Common Stock only.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation Committee is composed of Albert J. Hillman and Philip L. Padou. We do not currently have any interlocking relationships with another entity involving any of our Compensation Committee members. James J. Bennett, David Schwartz, Norman Schwartz, Alice N. Schwartz and Ruediger Naumann-Etienne participate in general Board of Directors’ discussions of compensation, bonuses and stock options. David, Norman and Alice N. Schwartz were absent from and did not participate in the discussions or decisions concerning our President’s compensation.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Our Compensation Committee was formed in December 1993. The function of our Compensation Committee is to review and approve the compensation arrangements for our senior management and any compensation plans in which our executive officers and directors are eligible to participate. Our Compensation Committee has furnished the following report on executive compensation.

Objectives and Overview

The overall objectives of our executive compensation programs are:

•	to attract, retain and motivate key executive talent;

•	to reward key executives based on business performance;

•	to align executive incentives with the interests of our stockholders; and

•	to encourage the achievement our objectives.

Executive compensation consists of four components: (1) base salary; (2) annual and special incentive bonus payments; (3) long-term incentives in the form of stock options and (4) contributions to our profit sharing plan. We strive to provide a competitive total compensation package to our senior management based on professionally compiled surveys of broad groups of companies of comparable size within related industries.

Base Salary

Each year, we obtain studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for our senior managers. Within the comparative groups of companies surveyed, we set executive base salaries and total compensation near and below the arithmetic mean of the surveys, respectively. Each executive’s base salary is determined by an assessment of the executive’s job description and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive’s performance is evaluated annually by our President to determine individual merit increases within the overall guidelines established in each year’s budget process. For 2004, our merit increase guideline was 3.75% and was based on the compensation surveys.

Incentive Bonus Payments

Our executive officers, including the President, are eligible for an annual incentive bonus and special bonuses, determined as a percentage of the officers’ eligible wages. Annual bonuses are awarded to executive officers, including the President and our other key employees and our operating units, who meet certain annual and operating unit goals, which are previously established by our senior management. In 2004, the performance factors used in calculating bonuses included sales volume, direct contribution and inventory and/or receivable management turns, as measured against annual objectives. Performance goals have been established for us as a whole and for each operating unit. Bonuses are determined using these performance factors and comparisons to competitive industry standards. The bonus calculation is weighted between our performance and operating unit performance according to the responsibilities of each executive. Incentive bonuses may be awarded in cash and/or stock.

Bonuses for performance in 2004 were awarded in March 2005 and ranged from 2.1% to 46.3% of base salaries. Bonuses for 2003 were awarded in March 2004 and ranged from 0.0% to 40.9% of base salaries. Bonuses for 2002 were awarded in March 2003 and ranged from 2.8% to 104.0% of base salaries. Because bonuses are based on growth and profitability, trends in bonus awards generally track operating unit and our performance. Special bonuses are awarded only on completion of specific projects or transactions.

Long-Term Incentives

We provide our executive officers and other key employees with long-term incentive compensation through the grant of stock options. We believe that stock options provide our key employees with the opportunity to purchase and maintain an equity interest in us and to share in the appreciation of the value of our stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with us for the long term because the options are vested over a four- or five-year period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of our Common Stock increases over time.

Our Board of Directors has delegated certain responsibilities of administration of our stock option plans to the Stock Option Award Committee. Our Stock Option Award Committee is composed of Albert J. Hillman and Philip L. Padou and is responsible for determining the timing and distribution of grants subject to the terms of the current option plans. Our Stock Option Award Committee also determines the total number of shares granted and the allocation of shares to individual executive officers and key employees. Recommendations from senior management and other factors are considered including: the responsibility level, individual performance and contribution to the Company’s business of each officer and key employee. The option grants are submitted to the Board of Directors for ratification and the date of grant is the date of the Board of Directors meeting.

Profit Sharing Plan Contributions

Our employees who are directors or officers are entitled to participate in the Bio-Rad Laboratories, Inc. Employees’ Deferred Profit Sharing Retirement Plan (“Profit Sharing Plan”) on the same basis as all of our other employees. The Profit Sharing Plan covers all of our full-time employees, or any of our participating subsidiaries, who have completed one year of service. Contributions to the Profit Sharing Plan are determined each year by our Board of Directors in its sole discretion and are allocated among each participant based on the ratio his or her compensation bears to the aggregate compensation of all participants. For 2004, our Board of Directors approved a contribution of 5% of eligible compensation. Participants are vested 100% after five years of service, but funds are not distributed until retirement, termination of employment with us or as required by regulation or law.

Split Dollar Life Insurance

We were a party to a Split Dollar Life Insurance agreement with a trust established by David Schwartz and Alice N. Schwartz for their heirs. Our Board of Directors had determined that in the event of the demise of David Schwartz and Alice N. Schwartz, their heirs might be required to sell a significant amount of their holdings in us in order to satisfy estate taxes. Our Board of Directors believed that such event might have resulted in a major disruption in the trading of our stock, and determined that it was in the best interest of our stockholders to procure a life insurance policy that would provide proceeds to the heirs for the payment of such taxes. Under this agreement, the trust was the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice N. Schwartz. We paid the premiums for this policy, a portion of which would have been repaid to us upon the deaths of David Schwartz and Alice N. Schwartz prior to the termination of the agreement. This agreement and policy were terminated as of December 31, 2003.

President’s Compensation

For 2004, our Compensation Committee was primarily responsible for determining and approving our President’s compensation. Our President’s compensation was compared with compensation of other CEOs in the above-mentioned surveys and proxy statements for comparable companies. Our President’s salary is typically set within the mid-range of CEO’s salaries surveyed for comparable companies.

Our President’s annual bonus is based on the achievement of our financial goals. The same performance criteria are used to calculate our President’s annual bonus as those established for other eligible executive officers. These criteria are discussed above under “Incentive Bonus Payments.” A bonus of $174,403 was paid in 2005 based on performance against previously established growth and profitability targets for 2004.

Corporate Tax Deduction for Compensation in Excess of $1 Million Per Year

To the extent readily determinable and as one of the factors in its consideration of compensation matters, our Compensation Committee considers the anticipated tax consequences to us and to our executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond our Compensation Committee’s control also affect the deductibility of compensation. For these and other reasons, our Compensation Committee will not necessarily limit executive compensation to that deductible under Section

162(m) of the Internal Revenue Code. Our Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

THE COMPENSATION COMMITTEE

Albert J. Hillman
Philip L. Padou

The Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Audit Committee was established on September 24, 1992, and our Board of Directors adopted its Audit Committee charter on June 7, 2000. Our Board of Directors adopted a new Audit Committee charter on March 11, 2004. During fiscal 2004, the Audit Committee was comprised of Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou who were “independent” directors, as determined in accordance with the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 121A of the American Stock Exchange Company Guide. Albert J. Hillman and Ruediger Naumann-Etienne joined the Audit Committee in October 2001; Philip L. Padou joined the Audit Committee in September 1992.

Our management is responsible for our internal controls and our financial reporting process. Our independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted accounting practices, attesting to management’s assessment and effectiveness of the Company’s internal control over financial reporting and issuing reports thereon. Our Audit Committee’s responsibility is to monitor and oversee these processes. The following is our Audit Committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2004.

Our Audit Committee has:

•	reviewed and discussed our audited financial statements with management;

•	reviewed and discussed our assessment of internal control over financial reporting with management;

•	discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

•	discussed with Deloitte & Touche LLP, our independent auditors, its independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements and management’s report on internal control over financial reporting be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees: The aggregate fees billed for professional services rendered by our current independent auditors, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the audits of our annual financial statements (including all of our subsidiaries) and internal controls, audit-related fees, tax fees and all other fees for the fiscal years ended December 31, 2003 and 2004, as compiled on an invoice-date basis were:

	2003	2004
Audit Fees(1)	$1,503,800	$2,795,200
Audit-Related Fees(2)	$348,300	$487,100
Tax Fees(3)	$1,317,100	$2,040,700
All Other Fees	$0	$0

(1)

Audit Fees include aggregate fees billed for professional services rendered in connection with Deloitte & Touche’s audit of our annual consolidated financial statements for the fiscal years ended 2003 and 2004, the reviews of our consolidated financial statements included in our Quarterly Reports on Forms 10-Q for each of those fiscal years, and the attestation services for the statutory audits of international subsidiaries. Included in Audit Fees billed in 2004 is approximately $944,000 for services related to the audit of our consolidated financial statements for the fiscal year ended 2003 and approximately $144,000 for the fiscal year ended 2002. Included in Audit Fees billed in 2003 is approximately $644,000 for services related to the audit of our consolidated financial statements for the fiscal year ended 2002. In addition, Audit Fees include aggregate fees billed for professional services rendered in connection with Deloitte & Touche’s audit of our internal controls for the year ended 2004 in the amount of approximately $1,200,000.

(2)	Audit-Related Fees in 2004 include approximately $163,300 in connection with our offering of 6.125% Senior Subordinated Notes and approximately $271,100 for professional services rendered in connection with our readiness for compliance with the Sarbanes-Oxley Act of 2002. Audit-Related Fees in 2003 include approximately $201,100 for professional services rendered in connection with our offering of 7.50% Senior Subordinated Notes and approximately $147,200 for services provided in connection with our readiness for compliance with the Sarbanes-Oxley Act of 2002.

(3)	Tax Fees include aggregate fees billed for professional services rendered in connection with tax planning, international tax compliance and expatriate income taxes.

The Audit Committee pre-approves each and every service performed by our independent auditors, including the services described in each of the four subcategories above.

Our Audit Committee has considered whether the provision of services described above under the caption “Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees” are compatible with maintaining our independent auditor’s independence, and has determined that the provision of such services to us does not compromise the independent auditor’s independence.

THE AUDIT COMMITTEE

Albert J. Hillman
Ruediger Naumann-Etienne
Philip L. Padou

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative stockholder returns over the past five years for the Company’s Class A Common Stock, the American Stock Exchange Market Value Index and a selected peer group, assuming $100 invested on December 31, 1999, and reinvestment of dividends:

(1)	The peer group consists of the following public companies: Beckman Coulter; Becton Dickinson; Diagnostic Products; Invitrogen; Meridian Bioscience; Millipore; and PerkinElmer Inc. Companies in the peer group reflect our participation in two different markets: life science research products and clinical diagnostics. No single public or private company has a comparable mix of products which serve the same markets. In many cases, only one division of a peer group company competes in the same markets as we do. Collectively, the peer group reflects products and markets similar to those of Bio-Rad.

This stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these Acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. Insiders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports which they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us and written representations from certain insiders that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to insiders were complied with, except as described herein. The following individuals failed to timely file a Form 4 with respect to options to purchase shares of our Common Stock granted on February 4, 2004: David Schwartz (10,000 shares); Norman Schwartz (64,290 shares); John Goetz (8,000 shares); Bradford J. Crutchfield (8,000 shares); Sanford S. Wadler (6,000 shares); Christine Tsingos (6,000 shares); Ronald W. Hutton (2,300 shares); James R. Stark (2,300 shares). The following individuals failed to file a Form 4 with respect to options to purchase shares of our Common Stock granted on February 5, 2003: David Schwartz (10,000 shares); Norman Schwartz (67,783 shares); John Goetz (10,000 shares); Bradford J. Crutchfield (10,000 shares); Sanford S. Wadler (10,000 shares); Christine Tsingos (10,000 shares); Ronald W. Hutton (2,000 shares); James R. Stark (2,000 shares). All shares subject to the options described in this paragraph are shares of Class A Common Stock with the exception of the shares subject to the options granted to David Schwartz and Norman Schwartz, which are shares of Class B Common Stock.

II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to serve as our auditors for the fiscal year ending December 31, 2005. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting of stockholders to make a statement if he or she desires to do so and to respond to appropriate questions.

Although we are not required to do so, we wish to provide our stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly we are submitting a proposal to ratify the selection of Deloitte & Touche LLP. If our stockholders should fail to ratify this proposal, our Board of Directors will consider the selection of another auditing firm.

The Board of Directors recommends that you vote FOR ratification of Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending December 31, 2005.

III. APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1988

EMPLOYEE STOCK PURCHASE PLAN

The Amended and Restated 1988 Employee Stock Purchase Plan (the “Purchase Plan”) was approved by stockholders in its original form in 1988. The original Purchase Plan authorized the use of 300,000 newly issued shares and 300,000 outstanding shares, purchased from the open market, for sale to eligible employees at a discount of 15%. The original Purchase Plan was amended in 1992, 1994, 1999 and 2002 to authorize an aggregate of 1,000,000 additional newly issued shares (to a new total of 1,300,000 newly issued shares) and the resale of 290,000 additional shares (to a new total of 590,000 shares). As a result, 1,890,000 shares are currently authorized under the Purchase Plan. As of February 25, 2004, 178,245 shares remain authorized and available. The addition of shares to the Purchase Plan is necessary to continue availability of shares for purchase by employees. (All share numbers in this section have been adjusted for stock splits.)

The Amendment

Subject to stockholder approval, the Board of Directors has approved an amendment to the Purchase Plan increasing by 500,000 the authorized number of shares to be sold to employees participating in the Purchase Plan. These shares may be newly issued or outstanding shares purchased from the open market.

Description of the Purchase Plan

The following is a general summary of the principal provisions of the Purchase Plan, including the amendment described above. A copy of the proposed amendment is set forth in Annex A to this Proxy Statement. This summary is not intended to be complete and reference should be made to the Purchase Plan as it is proposed to be amended for a complete statement of its terms and provisions. Any stockholder who desires to review the text of the Purchase Plan can obtain a copy by writing to the Company’s Secretary.

The Purchase Plan is intended to provide employees with an equity interest in the Company and to enhance the employees’ sense of participation in Company affairs. The Purchase Plan is designed to meet the requirements of Section 423 of the Internal Revenue Code and afford to participating employees the tax benefits available under Section 423. See “Federal Income Tax Consequences.”

A committee of the Board of Directors or an administrator selected by the Board administers the Purchase Plan consistent with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The committee or administrator designates the enrollment period, scheduled purchase dates and other such administrative matters. Significant modifications, such as increasing the number of authorized shares, require approval of the stockholders.

All full-time employees of the Company and participating subsidiaries, including officers and directors who are also employees, are eligible to participate in the Purchase Plan after six months of employment. All eligible employees have equal rights and privileges under the Purchase Plan. Employees owning five percent or more of the Voting Power of the Company are not eligible to participate in the Purchase Plan. Any eligible employee may enroll in the Purchase Plan as of the first trading day of any three-month period. As of February 25, 2005, approximately 2,282 employees were eligible to participate and approximately 901 were enrolled in the Purchase Plan.

Participating employees may elect to make contributions to the Purchase Plan through payroll deductions at a designated percentage of monthly base earnings from the Company up to a maximum of 10%. No employee is permitted under the Purchase Plan to purchase Common Stock at a rate which exceeds $25,000 of fair market value of Common Stock in any calendar year. At any time before a scheduled purchase date, a participant may elect to withdraw funds contributed to the Purchase Plan.

The cost for each share purchased is 85% of the lower of the fair market value on the first trading day or the last trading day of an enrollment period. The length of each enrollment period is currently three months. As of February 25, 2005 the closing market price of Class A Common Stock was $49.05.

The following shares of Class A Common Stock were purchased for contributions made in fiscal year 2004: David Schwartz, 0 shares; Norman Schwartz; 0 shares; John Goetz; 0 shares; Sanford S. Wadler; 0 shares; Christine Tsingos; 275 shares; all executive officers as a group, 357 shares; and all other employees, 73,364 shares.

Federal Income Tax Consequences

The following discussion is a general summary of the current material U.S. federal income tax consequences to U.S. participants in the Purchase Plan. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant’s personal investment circumstances, nor does it describe state or other tax consequences. The Purchase Plan is intended to meet the requirements of an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

Neither the grant of the right to purchase shares, nor the purchase of shares, under the Purchase Plan has a federal income tax effect on employees or the Company. Any United States tax liability to the employee and any tax deductions to the Company are deferred until the employee sells the shares, disposes of the shares by gift or dies.

In general, if shares are held for more than one year after they are purchased and for more than two years from the beginning of the enrollment period in which they are purchased, or if the employee dies while owning the shares, gain on the sale or other disposition of the shares constitutes ordinary income to an employee (with no corresponding deduction to the Company) to the extent of the lesser of (1) 15% of the fair market value of the shares at the beginning of the enrollment period, or (2) the gain on the sale (the amount by which the market value of the shares on the date of sale, gift or death, exceeds the employee’s purchase price). Any additional gain is a capital gain. If the shares are sold or disposed of prior to meeting both of the holding periods, an employee recognizes ordinary income (and the Company receives a corresponding deduction) to the extent that the fair market value of the shares at the date of the purchase exceeds the employee’s purchase price. Any appreciation or depreciation after the date of the employee’s purchase (measured with respect to the market value of the shares on the date of the employee’s purchase) is treated as capital gain or loss, which will be short term or long term depending on how long the stock is held.

The Board of Directors recommends that you vote FOR the proposal to amend the Amended and Restated 1988 Employee Stock Purchase Plan.

IV. OTHER MATTERS

At the date of this proxy statement, our Board of Directors does not know of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons named in such proxies.

Our annual report for the year ended December 31, 2004, including financial statements, has been mailed, or is being mailed concurrently with this proxy statement, to all of our stockholders as of the record date for our annual meeting.

Stockholders of record on February 25, 2005 may obtain copies without charge of our annual report on Form 10-K (excluding exhibits) filed with the Securities and Exchange Commission by contacting:

Bio-Rad Laboratories, Inc.

Attn: Corporate Secretary

1000 Alfred Nobel Drive

Hercules, CA 94547

http://www.bio-rad.com

STOCKHOLDER PROPOSALS

If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, Attention: Secretary, no later than December 2, 2005.

If you want to present a proposal at next year’s annual meeting but do not wish to have it included in the Company’s proxy statement, you must submit it in writing to us at the above address by February 15, 2006.

By order of the Board of Directors
BIO-RAD LABORATORIES, INC.

SANFORD S. WADLER, Secretary

Hercules, California

April 1, 2005

ANNEX A

AMENDMENT TO THE AMENDED AND RESTATED

1988 EMPLOYEE STOCK PURCHASE PLAN

This Amendment to the Bio-Rad Laboratories, Inc. Amended and Restated 1988 Employee Stock Purchase Plan (the “Amendment”) is adopted by Bio-Rad Laboratories, Inc., a Delaware corporation (the “Company”), effective as of                     , 2005.

RECITALS:

A.	The Company’s Amended and Restated 1988 Employee Stock Purchase Plan (the “ESPP”) was adopted by the Board of Directors (the “Board”) on March 2, 1988, and approved by the stockholders of the Company on April 26, 1988.

B.	The ESPP currently authorizes 1,890,000 shares of Common Stock for sale under the ESPP. This amendment increases the aggregate number of shares of Common Stock subject to the ESPP from 1,890,000 to 2,390,000.

C.	Section 19 of the ESPP provides that the Board may amend the ESPP, subject in certain instances to receipt of approval of the stockholders of the Company.

D.	Effective February 24, 2005, the Board unanimously recommended and the Board unanimously adopted this Amendment in the form given below (the “Amendment”).

E.	The Amendment was approved by the stockholders of the Company at its Annual Meeting of Stockholders held on April 26, 2005.

AMENDMENT

1. The first paragraph of Section 3 of the ESPP is hereby amended to read in its entirety as follows:

“3. Number of Shares

The Company has authorized for sale under the Plan 2,390,000 shares of Common Stock, which shares may be newly issued, reacquired in private transactions or purchased on the open market.”

The undersigned, Sanford S. Wadler, Vice President, General Counsel and Secretary of the Company, hereby certifies that the Board and the stockholders of the Company adopted the foregoing Amendment as stated above.

Executed at Hercules, California this                 day of             , 2005.

Sanford S. Wadler, Vice President, General Counsel and Secretary

A-1

Proxy - BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 26, 2005

The undersigned does hereby appoint NORMAN SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. (the “Company”) of record in the name of the undersigned at the close of business on February 25, 2005, at the Annual Meeting of Stockholders, to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Tuesday, April 26, 2005 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof:

This proxy will be voted as specified on the reverse side. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR Items 1, 2 and 3.

YOUR VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

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Mark this box with an X if you have made changes to your name or address details above.

Class A Common Stock Annual Meeting Proxy Card Election of Directors A

1. The Board of Directors recommends a vote FOR the listed nominees.

For Withhold

01 - Albert J. Hillman 02 - Philip L. Padou

Issue B

The Board of Directors recommends a vote FOR the following proposals.

For Against Abstain

2. PROPOSAL to ratify the selection of Deloitte & Touche

LLP to serve as the Company’s independent auditors.

3. PROPOSAL to amend the Amended and Restated 1988

Employee Stock Purchase Plan to increase the number

of shares authorized for sale thereunder by 500,000.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. C

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed. Please sign exactly as your name appears hereon or on the stock certificate. Executors,

administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (mm/dd/yyyy)

HHH P P P P

0050871

1 U P X

Proxy - BIO-RAD LABORATORIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

April 26, 2005

The undersigned does hereby appoint NORMAN SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. (the “Company”) of record in the name of the undersigned at the close of business on February 25, 2005, at the Annual Meeting of Stockholders, to be held at the Company’s corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547, on Tuesday, April 26, 2005 at 4:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof:

This proxy will be voted as specified on the reverse side. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a vote FOR Items 1, 2 and 3.

YOUR VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side.)

+

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

MR A SAMPLE DESIGNATION (IF ANY)

ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card Class B Common Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

For Withhold

01 - James J. Bennett 02 - Ruediger Naumann-Etienne 03 - Alice N. Schwartz

For Withhold 04 - David Schwartz 05 - Norman Schwartz

B Issue

The Board of Directors recommends a vote FOR the following proposals.

2. PROPOSAL to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent auditors.

For

Against

Abstain

3. PROPOSAL to amend the Amended and Restated 1988 Employee Stock Purchase Plan to increase the number of shares authorized for sale thereunder by 500,000.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby confirmed. Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

1UPX            HHH            PPPP             0050872